Florida Department of Agriculture and Consumer Services

Division of Marketing and Development

ORIGINAL

Ft. Pierce State Farmers' Market Commercial Lease

Charles H. Bronson
Commissioner

Chapter 570.07, Florida Statutes

Lease Number 4114

THIS LEASE AGREEMENT entered into this 5th day of May, 2009, A.D., between the **STATE OF FLORIDA DEPARTMENT OF AGRICULTURE AND CONSUMER SERVICES,** hereinafter called the Lessor, and

Red Phoenix Extracts, Inc.
3495 South Federal Highway 1
Ft. Pierce, FL 34982

hereinafter called the Lessee.

1. The Lessor, in consideration of the rent, package fees, and conditions and terms of this Lease, leases to the Lessee the following described premises for the term

July 1, 2009, to **June 30, 2010,**

except that if any such date falls on a Sunday or holiday then this lease shall end on the business day next preceding the above mentioned date:

Unit 12 E

stormwater fee	6,191 @	$0.06	=	$371.46
warehouse	5,696 S.F. @	$4.12	=	$23,467.52
office	495 S.F. @	$6.18	=	$3,059.10
loft	3,375 S.F. @	$0.90	=	$3,037.50
Total Annual Rent				$29,935.58

2. Lessee shall pay to Lessor, at the Office of the Market Manager or such other place as the Lessor may designate in writing, as rental for the occupancy and use of said leased premises, a rental of **$29,935.58** plus sales tax, which shall be due and payable **Monthly** in advance as follows: **$2,494.65** as rental, plus **$149.68** for sales tax, plus **$12.47** for discretionary tax, for a total of **$2,656.80** on or before **July 1, 2009;** and **$2,494.63** as rental, plus **$149.68** for sales tax, plus **$12.47** for discretionary tax, for a total of **$2,656.78** **on or before the first day of each month thereafter through June 2010.**

Additional Charges/Conditions Include:

stormwater fee

3. Rental Payments

a. All rentals, fees and additional charges paid under the terms of this Lease, or any amendment to this Lease, are subject to the current sales tax, which shall be paid at the time rental payments are made. In the event that package fees are collected under this lease, the Lessor may collect the estimated state sales tax on the package fees on the first day of each month, in advance, which shall be the highest of: (a) the current month's liability, if known; (b) the taxable transactions occurring during the corresponding month of the preceding calendar year, if any; (c) the average tax liability for those months during the preceding calendar year in which taxable transactions were reported.

b. Any installments of rent accruing under the provisions of this lease that shall not be paid when due shall bear a late charge at the rate of one percent per month or $25.00, whichever is greater, commencing one month after the date when the rent was payable by the terms of this lease, until the rent shall be paid by the Lessee.

4. Use

The space leased hereby is for agricultural marketing unless otherwise provided herein. Section 570.53(1), Florida Statutes, establishes priority for those engaged in the production or sale of Florida's agricultural products. If a Lessee engages in non-priority business, this Lease may be canceled, after 30 days' notice, by the Lessor upon the application therefore by a priority business; that is, one proposing to use the facility as an incident of the production or sale of Florida agricultural products. The presence of any competing foreign agricultural products upon the leased premises is prohibited. Reasonable utilization of the leased premises is expected, and the extent thereof will be used by the Lessor in agreeing to an extension of the term hereof.

5. Laws, Regulations, Orders and Rules

a. After the execution of this lease, and at all times during the term hereof and in the conduct of said business the Lessee shall: abide by all Federal, State, County and City Laws, Rules, Regulations, Ordinances, and Orders; conform to the Occupational Safety and Health Act; and comply with and provide to the Lessor upon demand evidence of compliance with State Bond and License Laws.

b. Lessee shall notify Lessor of any changes in the legal structure of Lessee's firm or business.

c. Lessee agrees to abide by all rules and regulations of Lessor respecting the leased premises and will follow any directives given by Lessor with respect to location of parking, areas of access, safety and other general operating instructions.

6. Operating Expenses and Utilities

Lessee shall pay all operating expenses, including electricity, water and telephone. Lessor shall not be liable under any circumstances for any loss, direct or indirect, proximate or not, caused by or associated with the disruption of any of such services.

7. Improvements

Lessee may, at Lessee's sole expense, and with prior written approval of Lessor, make changes, additions, alterations, or improvements to the leased premises that are materially advantageous to the Lessor and the Lessee. In no event may Lessee undertake structural work or repairs, without prior written permission of and under the supervision of the Lessor. Lessee shall permit Lessor, its agents or employees, to enter the leased premises between the hours of 8:00 a.m. - 5:00 p.m., Monday through Friday, holidays excluded, and at all reasonable times with reasonable notice to Lessee to inspect the premises and to make necessary repairs and improvements to the premises and the building in which the premises are situated.

8. Condition of Property, Maintenance and Repair

a. Lessee certifies that it has inspected the lease premises; acknowledges that the premises are in good condition at lease inception; and accepts the lease premises in that condition. Lessee shall keep all leased premises in good condition and, at the expiration of this Lease, shall give up and vacate the leased premises, property and equipment in as good condition as at the beginning of the Lease, reasonable use, normal wear and tear and damage by the elements excepted. Any environmental cleanup or remediation of hazardous substance contamination resulting from Lessee's use of the premises shall be the sole responsibility of the Lessee.

b. Lessee shall repair, at Lessee's expense, any damage to the buildings, equipment or grounds, caused by or through any acts of Lessee or its officers, employees, agents, guests or invitees. Prior written approval of said repairs by Lessor is required and should such repairs not be performed in a timely and workmanlike fashion, Lessor has the right to make such repairs and to receive payment from Lessee for the same.

c. Lessee shall be responsible for removal of Lessee's garbage and trash and for cleaning and maintaining the premises in a manner satisfactory to the Market Manager. Truck washing is prohibited except in designated areas.

d. Lessee shall have the obligation of maintaining all portions of the leased premises. Lessee shall maintain and keep in good working order all equipment, fixtures, and systems on the premises, and shall perform routine repair and maintenance on the same, including without limitation all heating and air conditioning systems and equipment. In addition and without limitation, Lessee shall protect water pipes, heating and air conditioning equipment, plumbing, fixtures, appliances, and sprinkler systems from becoming frozen. Lessee shall keep the premises and all approaches, sidewalks, parking areas, truck pads, and adjacent alleys clean, sightly, and free of rubbish, and shall keep and maintain the same in good condition repairing cracks and potholes and repairing the same when needed.

e. Lessee shall be responsible for all window glass replacement, for maintenance of lighting, light fixtures and lamps throughout the premises, for repair and routine maintenance of gas heaters, boilers, water pipes, plumbing apparatus and fixtures, gutters, downspouts, and all other portions of or equipment upon the premises, including without limitation all mechanical systems which are a part of the premises. Lessee shall replace any worn or outdated equipment with new equipment of like quality and durability.

9. Leased Premises

Lessee shall not without written consent of the lessor assign, mortgage, pledge, or encumber this lease or sublet the premises or any part thereof. Any such attempted sublease, assignment, mortgage, pledge, or encumbrance shall be null and void and shall be a default of this lease.

10. Extension of Term

Rental rates are subject to review at the end of each fiscal year and may be changed by the Lessor. Lessor shall notify Lessee of any increase or decrease in the rental amount at least 30 days prior to the expiration of this lease. Lessee may extend the term hereof by two additional one year terms by serving 15 days' written notice upon Lessor of Lessee's intention to do so, accompanied by payment representing the first period's rent. This lease form and a copy of said renewal notice shall constitute the written lease for the renewed term unless Lessor has changed the rental amount, in which event the parties shall execute a renewal lease. If, in the sole discretion of the Lessor, the space leased hereby has been unreasonably under-utilized, Lessor may reject the extension sought by Lessee or reduce the area of the leased premises. In either of such events, Lessee shall be notified, in writing, within 15 days of the date of the notice of extension.

11. Bankruptcy.

If Lessee is adjudicated bankrupt or insolvent, takes the benefit of any federal re-organization or composition proceeding, makes a general assignment, or takes the benefit of any insolvency of law; or if Lessee's leasehold interest under this Lease is sold under any execution or process of law; or if a trustee in bankruptcy or a receiver is appointed or elected for Lessee (whether under federal or state law); or if said premises are abandoned or deserted; or if Lessee fails to perform any of the covenants or conditions of this Lease on Lessee's part to be performed; or if this Lease or the term thereof is transferred or passes to or devolves upon any persons, firms, or corporations other than Lessee, by operation of law, or otherwise; then and in any such events this Lease and the term of this Lease, at Lessor's option, shall expire and end ten (10) days after Lessor has given Lessee written notice of such act, condition, or default, and Lessee agrees immediately to quit and surrender the premises to Lessor but this shall not impair or affect Lessor's right to maintain summary proceedings for the recovery of the possession of the premises in all cases provided for by law. If the term of this Lease is so terminated, Landlord may immediately or at any time thereafter re-enter or repossess the premises and remove all persons and property therefrom without being liable for trespass or damages.

12. Furniture, Fixtures, and Equipment

Lessee grants a security interest in all of Lessee's furniture, fixtures and equipment now or hereafter situated on the leased premises to Lessor to secure the payment of all sums due or to become due and the prompt performance of all other covenants of Lessee hereunder. Provided that Lessee is not in default at the expiration of the Lease or any extension thereof, Lessee may remove its furniture, fixtures, and equipment as long as such removal will not damage, impair or in any way disturb the leased premises. Lessee shall pay all costs of repair or refurbishment of the leased premises caused by such removal. The failure of Lessee to remove its furniture, fixtures and equipment prior to the expiration of the Lease or any extension thereof shall be conclusively presumed to have been abandoned by Lessee and title to such furniture, fixtures and equipment shall pass to Lessor under this Lease as by bill of sale (unless the personal property is subject to a lien or security interest filed in the county public records), without further payment or credit by Lessor to Lessee.

If furniture, fixtures and equipment of the Lessee remains on the premises more than 15 days after the lease is terminated, surrendered or abandoned and the personal property is subject to a lien or security interest filed in the county public records, the Lessor shall store, sell and dispose of the property in accordance with Chapter 715, Florida Statutes. Lessee agrees to pay the reasonable cost of storage of personal property left on the premises from the date of termination, surrender or abandonment, which cost shall become a Lessor's lien against the subject personal property. In the event that the furniture, fixtures and equipment have been damaged as a result of a fire, storm, hurricane or other natural disaster, the Lessee waives the requirements of Chapter 715, Florida Statutes, and the subject personal property may be disposed of at the discretion of the Lessor. The Lessor shall have no liability for disposing of the subject personal property in accordance with this lease provision. Lessee agrees to indemnify and defend Lessor from all claims made by any person against Lessor arising from a claimed interest in the personal property left by the Lessee on the premises.

13. Inspection of Records

a. Lessee shall make available fiscal and business records to Lessor for inspection at all reasonable times for the purpose of determining the number of units or packages handled during any period of time by said Lessee or for necessary auditing purposes.

b. Lessee shall make available to the Market Manager a weekly commodity report showing the number of units and value of commodities handled through said leased premises.

c. Lessee shall provide to the Market Manager, a list of all hazardous substances and the quantity of each substance appearing on the "Florida Substance List" or the Emergency Planning and Community Right-To-Know Act "Consolidated List of Chemicals" that are at any time generated, stored, produced, placed, treated, released, or discharged by the Lessee on the leased premises.

14. Lessee Liability

a. Lessee hereby releases and will defend, indemnify and hold harmless the Lessor from and against any and all liability, claims, penalties, fines and suits accrued against, charged to or recoverable from the Lessor by reason of any occurrence in, upon, or at the premises, however caused and from any and all claims, causes of action or damages of any nature whatsoever arising from or with respect to Lessee's occupancy of or the conduct of Lessee's business operations from the leased premises.

b. Lessee shall purchase, pay for and maintain in effect during the term of this lease, and any extension or renewal thereof a policy or policies of liability insurance written by a company or companies authorized to write insurance in the state of Florida and acceptable to Lessor, to protect against any claim, injury, or cause of action which may accrue by reason of conditions of the property controlled by Lessee, by reason of any failure of Lessee to maintain the premises or by reason of Lessee's acts, negligent acts or omissions in a reasonable amount as required by Lessor and as is customary for the nature of the business or operation in the local area. Such policy or policies shall be in the joint names of the Lessee and Lessor or shall show the Lessor as an additional insured. Lessee shall notify Lessor in the event the insurance lapses or is terminated, canceled, or ceases to exist for any reason during the term of this lease. Lessor does require insurance for this lease.

c. Lessee hereby releases the Lessor, to the extent of Lessee's insurance coverage, from any and all liability for any loss or damage against such Lessor or Lessee arising from the lease even if such loss or damage shall be brought about by the fault or negligence of the Lessor, its agents or employees; provided, however, that this release shall be effective (i) only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall either not be invalidated by such waiver of subrogation or not affect said policy or the right of the insured to recover thereunder, (ii) only to the extent of the actual coverage afforded such party, and (iii) only if it does not have the effect of invalidating any insurance coverage required or permitted in this Lease. If any policy does not permit such a release, the Lessee agrees to obtain, at Lessee's expense, an endorsement to its insurance policies permitting such waiver of subrogation if it is available.

15. Hazardous Conditions

It is the duty of the Lessee to report whatever hazardous conditions exist upon the premises promptly to the Lessor and take all reasonable efforts to protect the premises and persons from injury or damage. Whenever conditions created by the Lessee as determined by the Market Manager or other authorized representative of Lessor are found to exist, which are potentially hazardous to life or property, Lessee shall repair or remedy such potential or actual hazardous condition immediately upon written notice from Lessor. Lessee shall not use the leased premises in any manner which would increase the cost of insurance premiums therefore.

16. Losses by Fire, Weather and Other Circumstances Beyond Control of Lessor

Lessor shall not be accountable, liable, or responsible for any loss sustained as a result of fire, hurricane, flood, theft, electrical failure, Act of God, or other reason beyond the control of Lessor.

In the event the regular operation of the Market is materially hampered, interrupted or prevented due to an act of God, war (declared or undeclared), riot, civil disturbance, fire, earthquake, casualty, act of any federal, state or local instrumentality or for any other similar or dissimilar reasons beyond Lessor's control, Lessor shall have the right, but not the obligation, to suspend the running of time of the Term until the resumption of regular Market operations, and in such event the Term shall be extended by a period equal to all or part of the suspension period. During any such suspension period permitted under the provisions of this Section, Lessee's payment obligations under the Lease shall also be suspended except that any sums which have become owing prior to such suspension shall be paid in accordance with the payment schedule. Upon termination of the suspension all payments shall be resumed. Nothing in this Section shall otherwise diminish Lessor's rights under this Lease.

17. Equipment Maintenance and Repair

Lessee shall be responsible for all maintenance and repairs to equipment of any kind which Lessee operates on the leased premises.

18. Other Taxes, Charges and Assessments

Lessee shall pay any taxes levied on the leased premises not specifically provided for herein. Lessee shall pay for Lessee's proportionate share of all other taxes, assessments, special assessments, impact fees and all other impositions of any nature whatsoever which may be levied, assessed or imposed on the leased premises or any part thereof or on any building or improvements situated on the leased premises or levied or assessed on any interest of Lessor during the term of this lease agreement or any extensions or renewals thereof. "Proportionate Share" means the ratio of the total square footage of the leased premises to the total square footage of leasable space in the State Farmer's Market. Lessor shall notify Lessee in writing of all additional charges; stating the amount then due and describing how such amount was derived. Lessee shall remit the stated amount within thirty (30) days of receipt of said notice.

19. Lease Cancellation; Termination for Eminent Domain

This lease may be cancelled by 30 days agreement between the Lessor and Lessee at any time. The Lessor may cancel this lease upon 60 days written notice to the Lessee.

This lease shall stand terminated at any time the State, other governmental or quasi-governmental authority exercises its power of eminent domain and Lessee shall thereupon surrender the premises and be relieved of all future payment.

Rent paid in advance shall be prorated and the balance for any unexpired term returned to the Lessee.

20. Default by Lessee

If any installment of rent shall remain due and unpaid for thirty (30) days, or if Lessee shall violate or default of any of the other covenants, agreements or stipulations of this Lease, Lessor may, at its option, and three (3) days after notice in the case of failure to pay rent, and ten (10) days after notice in the case of the breach of any of the other covenants, if such breach continues unremedied, elect any of the following remedies:

a. Declare the entire balance of the rent for the leased term immediately due and payable by the Lessee;

b. Terminate the Lease and collect whatsoever rent is due and payable by any lawful means whatsoever;

c. Terminate Lessee's right to possession of the premises and enter the premises and remove all persons therein, forcibly or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein as the agent of the Lessee at such price and upon such terms and for such duration of time as Lessor may determine and receive the rent therefor applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor of such reletting, Lessee shall pay any deficiency. Lessee expressly agrees that Lessor acquires rightful possession upon entry if Lessee breaches any covenant of this Lease;

d. Terminate Lessee's right to possession of the premises by summary proceedings and collect any unpaid rent or other moneys due under the Lease. Lessor may collect all money due by Lessee by any lawful means whatsoever.

e. Election of one remedy under the Lease does not preclude any other remedy. All remedies provided in this Lease are in addition to all those available to Lessor by statute or law.

21. Fire Protection

At the inception of this lease, Lessor shall provide required portable fire extinguishers for buildings. Lessee shall maintain the fire protection equipment and provide other equipment required in accordance with fire safety standards. Lessee shall keep portable fire extinguishers fully charged and replace same in case of loss or damage. The building and fire extinguishers shall be available for inspection by the Fire Marshal and Market Manager at all times.

22. Restrictions on Signs and Advertising

No sign, notice, or other advertisement shall be inscribed, painted, affixed, or displayed on any of the leased premises without prior written consent of Lessor. Advertising on the leased premises which is permitted by the Lessor shall be at the sole expense of the Lessee. Lessor may, at Lessee's expense, remove and dispose of any sign not approved, erected, maintained or displayed in conformance with this lease.

23. Time Limitations

Time is of the essence of this Lease and each and every condition, covenant, agreement, and clause herein.

24. Notices

a.1. Notice from the Lessee to the Lessor shall be by leaving the notice at the Office of the Market Manager or by registered or certified mail, return receipt requested, to:

Chief of State Farmers' Markets
407 South Calhoun Street Room 209
Tallahassee, Florida 32399-0800

a.2. Notice shall be complete upon receipt.

b.1. Notice from the Lessor to the Lessee shall be by registered or certified mail, return receipt requested, or by leaving the notice at the leased premises. The address of Lessee for purposes of notice, other than the leased premises, is:

Red Phoenix Extracts, Inc.
3495 South Federal Highway 1
Ft. Pierce, FL 34982

b.2. Notice shall be complete upon delivery to the leased premises, or delivery or tender of delivery by registered or certified mail to the above address.

25. Rules and Regulations

Lessee shall faithfully observe and strictly comply with any rules and regulations of this Farmers' Market and such other and further reasonable rules and regulations as the Lessor may from time to time promulgate.

26. Laws of Florida Control

This lease shall be construed under the laws of the State of Florida.

27. Severability

Should any provision hereof be found to be void for any reason, the same shall not affect the force and effect of each and every other provision not having been found to be void.

28. Failure to Insist on Strict Compliance/Waivers

The failure by either party to insist on strict compliance with or performance of any provision, covenant, or condition herein shall not be construed as a waiver of such covenant, condition, or provision or of any other covenant, condition, or provision in any other instance.

No waiver of any default of Lessor or Lessee hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor or Lessee shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. A delay or failure to assert rights or a breach of this lease shall not be deemed to be a waiver of such rights either with respect thereto or any subsequent events.

29. Lease Holdover; Tenancy at Will

In the event Lessee remains in possession of the leased premises after the lease expires or is otherwise terminated, Lessor may allow such holdover and the tenancy shall become a tenancy at will. In the event of such holdover, the rent, taxes, and other charges shall be due and payable at the then prevailing rate, apportioned on a monthly basis if payable other than monthly under the expired lease, as the rent, taxes and other charges due under the expired lease. The said rent, taxes, and other charges due shall be due and payable monthly, in advance and in full, on the first day of each and every month of the said tenancy at will. Lessor reserves the right to charge twice the rent otherwise payable pursuant to Chapter 83, Florida Statute.

30. Abandonment

During the term of this lease, or during any time when Lessee is holding over, in the event Lessee fails to pay in full the rent, taxes, and other charges when due, and in the further event that Lessee fails to occupy the leased premises for a period of thirty consecutive days following the date the rent, taxes, and other charges became due, such failure to pay the rent and to occupy the said premises shall constitute abandonment of the leased premises by lessee. In the event of such abandonment, Lessor shall be entitled to all of the rights provided in Sections 83.05 and 83.06, Florida Statutes, including, but not limited to, (a) the right to immediate possession and occupancy of the leased premises, and (b) the right to demand and receive double the amount of rent due, plus all other rights of a Lessor upon abandonment of leased premises provided in Part I, Chapter 83, Florida Statutes.

Abandonment under this provision shall not occur if the rent, taxes, and other charges have been paid in full when due, and are current, regardless of whether the leased premises are occupied.

31. Radon Gas.

Radon is naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.

32. Assignment, Subletting

Lessor may assign this lease to any party. Lessee shall not assign, transfer, convey, encumber, pledge or hypothecate its interest in this lease or enter into any license agreement or sub-lease of the leased premises, in whole or in part, or permit any other firm or person to control the leased premises, in whole or in part, or Lessee's business without the prior written consent of Lessor.

33. Waste or Nuisance

Lessee shall not commit or suffer to be committed any waste in or upon the business and leased premises or any nuisance or other act or thing which may disturb the quiet enjoyment of the Market, or any occupant, lessee, or licensee of facilities in the Market. This provision shall in no way preclude or restrict Lessee in the lawful performance of its obligations to operate the business pursuant to the provisions of this lease. Lessee and Lessee's employees and invitees to the premises shall not consume alcoholic beverages nor consume, use or possess illegal drugs on the Market including the leased premises.

34. Entire Agreement / Binding Effect

a. This lease and any executed addendums represent the entire agreement between the parties and the parties acknowledge and covenant that there are no terms, conditions or representations relative to this lease other than those set forth herein. No term or provision of this lease may be amended, waived, released, discharged or modified in any respect except in writing signed by each of the parties.

b. The parties acknowledge that this lease is binding upon each of them, their respective successors, representatives, and permitted assigns. In entering into this lease, the parties covenant that their decisions to do so have been based fully upon their respective independent research and analysis and not upon any computations, projections or representations made by the other party hereto or any other party or entity. The language in all parts of this lease shall be construed simply, according to its fair meaning, and not strictly for or against either Lessor or Lessee.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the date first written above.

Witnesses:

Karen A. Meyer

Angela B. Rains

LESSOR:

STATE OF FLORIDA
DEPARTMENT OF AGRICULTURE AND CONSUMER SERVICES

By: Mike Arulamo

Title: Director of Administration

Witnesses:

[redacted]

LESSEE: Red Phoenix Extracts, Inc.

By: [redacted]

Title: [redacted]

Extension of Term Notice

Chapter 570.07, Florida Statutes

Mr. Mike Brown, Senior Market Manager
Ft. Pierce State Farmers' Market
3479 S. Federal Highway 1
Ft. Pierce, FL 34982

Dear Mr. Brown:

As provided in Section 10 of lease number 4789 at the Ft. Pierce State Farmers' Market, and being a duly authorized representative of Red Phoenix Extracts, Inc. this letter shall serve as notice of Lessee's intent to extend the term of the lease one additional year through 6/30/2014. I understand that my lease rate will remain unchanged for this renewal period; with the exception of the increase in stormwater fees.

[redacted] May 7, 2013

Signature Date

[redacted]

Print Name

Red Phoenix Extracts, Inc.
Lessee

LEASE DESCRIPTION:
Unit 12 East

DACS-06110
Rev. 4/13
Pg. 1 of 1

FDACS Contract # 19254

Lease Number: 4789

Florida Department of Agriculture and Consumer Services
Division of Marketing and Development

FT. PIERCE STATE FARMERS' MARKET COMMERCIAL LEASE

ADAM H. PUTNAM
COMMISSIONER

Chapter 570.07, Florida Statutes

Lease Number 4694

THIS LEASE AGREEMENT entered into this 6th day of March, 2012, A.D., between the **STATE OF FLORIDA DEPARTMENT OF AGRICULTURE AND CONSUMER SERVICES,** hereinafter called the Lessor, and

Active Citrus, LLC
3495 S US Hwy 1
Fort Pierce, FL 34982

hereinafter called the Lessee.

1. The Lessor, in consideration of the rent, package fees, and conditions and terms of this Lease, leases to the Lessee the following described premises for the term

April 1, 2012, to **June 30, 2012,**

except that if any such date falls on a Sunday or holiday then this lease shall end on the business day next preceding the above mentioned date:

Unit 12 Warehouse West

stormwater fee	4,960	@	$0.06	=	$297.60
warehouse	4,460	S.F. @	$4.12	=	$18,375.20
office	500	S.F. @	$6.18	=	$3,090.00
Total Annual Rent					$21,762.80
Prorated for 3 months					$5,440.70

2. Lessee shall pay to Lessor, at the Office of the Market Manager or such other place as the Lessor may designate in writing, as rental for the occupancy and use of said leased premises, a rental of **$5,440.70**

plus sales tax, which shall be due and payable **monthly** in advance as follows: **$1,813.56** as rental, plus **$108.81** for sales tax, plus **$9.07** for discretionary tax, for a total of **$1,931.44** on or before **April 1, 2012;** and **$1,813.57** as rental, plus **$108.81** for sales tax, plus **$9.07** for discretionary tax, for a total of **$1,931.45** **on or before the first day of each month thereafter through June 2012.**

Additional Charges/Conditions Include:

stormwater fee

3. Rental Payments

a. All rentals, fees and additional charges paid under the terms of this Lease, or any amendment to this Lease, are subject to the current sales tax, which shall be paid at the time rental payments are made. In the event that package fees are collected under this lease, the Lessor may collect the estimated state sales tax on the package fees on the first day of each month, in advance, which shall be the highest of: (a) the current month's liability, if known; (b) the taxable transactions occurring during the corresponding month of the preceding calendar year, if any; (c) the average tax liability for those months during the preceding calendar year in which taxable transactions were reported.

b. Any installments of rent accruing under the provisions of this lease that shall not be paid when due shall bear a late charge at the rate of one percent per month or $25.00, whichever is greater, commencing one month after the date when the rent was payable by the terms of this lease, until the rent shall be paid by the Lessee.

4. Use

The space leased hereby is for agricultural marketing unless otherwise provided herein. Section 570.53(1), Florida Statutes, establishes priority for those engaged in the production or sale of Florida's agricultural products. If a Lessee engages in non-priority business, this Lease may be canceled, after 30 days' notice, by the Lessor upon the application therefore by a priority business; that is, one proposing to use the facility as an incident of the production or sale of Florida agricultural products. The presence of any competing foreign agricultural products upon the leased premises is prohibited. Reasonable utilization of the leased premises is expected, and the extent thereof will be used by the Lessor in agreeing to an extension of the term hereof.

5. Laws, Regulations, Orders and Rules

a. After the execution of this lease, and at all times during the term hereof and in the conduct of said business the Lessee shall: abide by all Federal, State, County and City Laws, Rules, Regulations, Ordinances, and Orders; conform to the Occupational Safety and Health Act; and comply with and provide to the Lessor upon demand evidence of compliance with State Bond and License Laws.

b. Lessee shall notify Lessor of any changes in the legal structure of Lessee's firm or business.

c. Lessee agrees to abide by all rules and regulations of Lessor respecting the leased premises and will follow any directives given by Lessor with respect to location of parking, areas of access, safety and other general operating instructions.

6. Operating Expenses and Utilities

Lessee shall pay all operating expenses, including electricity, water and telephone. Lessor shall not be liable under any circumstances for any loss, direct or indirect, proximate or not, caused by or associated with the disruption of any of such services.

7. Improvements

Lessee may, at Lessee's sole expense, and with prior written approval of Lessor, make changes, additions, alterations, or improvements to the leased premises that are materially advantageous to the Lessor and the Lessee. In no event may Lessee undertake structural work or repairs, without prior written permission of and under the supervision of the Lessor. Lessee shall permit Lessor, its agents or employees, to enter the leased premises between the hours of 8:00 a.m. - 5:00 p.m., Monday through Friday, holidays excluded, and at all reasonable times with reasonable notice to Lessee to inspect the premises and to make necessary repairs and improvements to the premises and the building in which the premises are situated.

8. Condition of Property, Maintenance and Repair

a. Lessee certifies that it has inspected the lease premises; acknowledges that the premises are in good condition at lease inception; and accepts the lease premises in that condition. Lessee shall keep all leased premises in good condition and, at the expiration of this Lease, shall give up and vacate the leased premises, property and equipment in as good condition as at the beginning of the Lease, reasonable use, normal wear and tear and damage by the elements excepted. Any environmental cleanup or remediation of hazardous substance contamination resulting from Lessee's use of the premises shall be the sole responsibility of the Lessee.

b. Lessee shall repair, at Lessee's expense, any damage to the buildings, equipment or grounds, caused by or through any acts of Lessee or its officers, employees, agents, guests or invitees. Prior written approval of said repairs by Lessor is required and should such repairs not be performed in a timely and workmanlike fashion, Lessor has the right to make such repairs and to receive payment from Lessee for the same.

c. Lessee shall be responsible for removal of Lessee's garbage and trash and for cleaning and maintaining the premises in a manner satisfactory to the Market Manager. Truck washing is prohibited except in designated areas.

d. Lessee shall have the obligation of maintaining all portions of the leased premises. Lessee shall maintain and keep in good working order all equipment, fixtures, and systems on the premises, and shall perform routine repair and maintenance on the same, including without limitation all heating and air conditioning systems and equipment. In addition and without limitation, Lessee shall protect water pipes, heating and air conditioning equipment, plumbing, fixtures, appliances, and sprinkler systems from becoming frozen. Lessee shall keep the premises and all approaches, sidewalks, parking areas, truck pads, and adjacent alleys clean, sightly, and free of rubbish, and shall keep and maintain the same in good condition repairing cracks and potholes and repairing the same when needed.

e. Lessee shall be responsible for all window glass replacement, for maintenance of lighting, light fixtures and lamps throughout the premises, for repair and routine maintenance of gas heaters, boilers, water pipes, plumbing apparatus and fixtures, gutters, downspouts, and all other portions of or equipment upon the premises, including without limitation all mechanical systems which are a part of the premises. Lessee shall replace any worn or outdated equipment with new equipment of like quality and durability.

9. Leased Premises

Lessee shall not without written consent of the lessor assign, mortgage, pledge, or encumber this lease or sublet the premises or any part thereof. Any such attempted sublease, assignment, mortgage, pledge, or encumbrance shall be null and void and shall be a default of this lease.

10. Extension of Term

Rental rates are subject to review at the end of each fiscal year and may be changed by the Lessor. Lessor shall notify Lessee of any increase or decrease in the rental amount at least 30 days prior to the expiration of this lease. Lessee may extend the term hereof by two additional one year terms by serving 15 days' written notice upon Lessor of Lessee's intention to do so, accompanied by payment representing the first period's rent. This lease form and a copy of said renewal notice shall constitute the written lease for the renewed term unless Lessor has changed the rental amount, in which event the parties shall execute a renewal lease. If, in the sole discretion of the Lessor, the space leased hereby has been unreasonably under-utilized, Lessor may reject the extension sought by Lessee or reduce the area of the leased premises. In either of such events, Lessee shall be notified, in writing, within 15 days of the date of the notice of extension.

11. Bankruptcy.

If Lessee is adjudicated bankrupt or insolvent, takes the benefit of any federal re-organization or composition proceeding, makes a general assignment, or takes the benefit of any insolvency of law; or if Lessee's leasehold interest under this Lease is sold under any execution or process of law; or if a trustee in bankruptcy or a receiver is appointed or elected for Lessee (whether under federal or state law); or if said premises are abandoned or deserted; or if Lessee fails to perform any of the covenants or conditions of this Lease on Lessee's part to be performed; or if this Lease or the term thereof is transferred or passes to or devolves upon any persons, firms, or corporations other than Lessee, by operation of law, or otherwise; then and in any such events this Lease and the term of this Lease, at Lessor's option, shall expire and end ten (10) days after Lessor has given Lessee written notice of such act, condition, or default, and Lessee agrees immediately to quit and surrender the premises to Lessor but this shall not impair or affect Lessor's right to maintain summary proceedings for the recovery of the possession of the premises in all cases provided for by law. If the term of this Lease is so terminated, Landlord may immediately or at any time thereafter re-enter or repossess the premises and remove all persons and property therefrom without being liable for trespass or damages.

12. Furniture, Fixtures, and Equipment

Lessee grants a security interest in all of Lessee's furniture, fixtures and equipment now or hereafter situated on the leased premises to Lessor to secure the payment of all sums due or to become due and the prompt performance of all other covenants of Lessee hereunder. Provided that Lessee is not in default at the expiration of the Lease or any extension thereof, Lessee may remove its furniture, fixtures, and equipment as long as such removal will not damage, impair or in any way disturb the leased premises. Lessee shall pay all costs of repair or refurbishment of the leased premises caused by such removal. The failure of Lessee to remove its furniture, fixtures and equipment prior to the expiration of the Lease or any extension thereof shall be conclusively presumed to have been abandoned by Lessee and title to such furniture, fixtures and equipment shall pass to Lessor under this Lease as by bill of sale (unless the personal property is subject to a lien or security interest filed in the county public records), without further payment or credit by Lessor to Lessee.

If furniture, fixtures and equipment of the Lessee remains on the premises more than 15 days after the lease is terminated, surrendered or abandoned and the personal property is subject to a lien or security interest filed in the county public records, the Lessor shall store, sell and dispose of the property in accordance with Chapter 715, Florida Statutes. Lessee agrees to pay the reasonable cost of storage of personal property left on the premises from the date of termination, surrender or abandonment, which cost shall become a Lessor's lien against the subject personal property. In the event that the furniture, fixtures and equipment have been damaged as a result of a fire, storm, hurricane or other natural disaster, the Lessee waives the requirements of Chapter 715, Florida Statutes, and the subject personal property may be disposed of at the discretion of the Lessor. The Lessor shall have no liability for disposing of the subject personal property in accordance with this lease provision. Lessee agrees to indemnify and defend Lessor from all claims made by any person against Lessor arising from a claimed interest in the personal property left by the Lessee on the premises.

13. Inspection of Records

a. Lessee shall make available fiscal and business records to Lessor for inspection at all reasonable times for the purpose of determining the number of units or packages handled during any period of time by said Lessee or for necessary auditing purposes.

b. Lessee shall provide to the Market Manager a monthly commodity report, on a form provided by the Market Manager, showing the number of units and value of commodities handled through said leased premises.

c. Lessee shall provide to the Market Manager, a list of all hazardous substances and the quantity of each substance appearing on the "Florida Substance List" or the Emergency Planning and Community Right-To-Know Act "Consolidated List of Chemicals" that are at any time generated, stored, produced, placed, treated, released, or discharged by the Lessee on the leased premises.

14. Lessee Liability

a. Lessee hereby releases and will defend, indemnify and hold harmless the Lessor from and against any and all liability, claims, penalties, fines and suits accrued against, charged to or recoverable from the Lessor by reason of any occurrence in, upon, or at the premises, however caused and from any and all claims, causes of action or damages of any nature whatsoever arising from or with respect to Lessee's occupancy of or the conduct of Lessee's business operations from the leased premises.

b. Lessee shall purchase, pay for and maintain in effect during the term of this lease, and any extension or renewal thereof a policy or policies of liability insurance written by a company or companies authorized to write insurance in the state of Florida and acceptable to Lessor, to protect against any claim, injury, or cause of action which may accrue by reason of conditions of the property controlled by Lessee, by reason of any failure of Lessee to maintain the premises or by reason of Lessee's acts, negligent acts or omissions in a reasonable amount as required by Lessor and as is customary for the nature of the business or operation in the local area. Such policy or policies shall be in the joint names of the Lessee and Lessor or shall show the Lessor as an additional insured. Lessee shall notify Lessor in the event the insurance lapses or is terminated, canceled, or ceases to exist for any reason during the term of this lease. Lessor does require insurance for this lease.

c. Lessee hereby releases the Lessor, to the extent of Lessee's insurance coverage, from any and all liability for any loss or damage against such Lessor or Lessee arising from the lease even if such loss or damage shall be brought about by the fault or negligence of the Lessor, its agents or employees; provided, however, that this release shall be effective (i) only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall either not be invalidated by such waiver of subrogation or not affect said policy or the right of the insured to recover thereunder, (ii) only to the extent of the actual coverage afforded such party, and (iii) only if it does not have the effect of invalidating any insurance coverage required or permitted in this Lease. If any policy does not permit such a release, the Lessee agrees to obtain, at Lessee's expense, an endorsement to its insurance policies permitting such waiver of subrogation if it is available.

15. Hazardous Conditions

It is the duty of the Lessee to report whatever hazardous conditions exist upon the premises promptly to the Lessor and take all reasonable efforts to protect the premises and persons from injury or damage. Whenever conditions created by the Lessee as determined by the Market Manager or other authorized representative of Lessor are found to exist, which are potentially hazardous to life or property, Lessee shall repair or remedy such potential or actual hazardous condition immediately upon written notice from Lessor. Lessee shall not use the leased premises in any manner which would increase the cost of insurance premiums therefore.

16. Losses by Fire, Weather and Other Circumstances Beyond Control of Lessor

Lessor shall not be accountable, liable, or responsible for any loss sustained as a result of fire, hurricane, flood, theft, electrical failure, Act of God, or other reason beyond the control of Lessor.

In the event the regular operation of the Market is materially hampered, interrupted or prevented due to an act of God, war (declared or undeclared), riot, civil disturbance, fire, earthquake, casualty, act of any federal, state or local instrumentality or for any other similar or dissimilar reasons beyond Lessor's control, Lessor shall have the right, but not the obligation, to suspend the running of time of the Term until the resumption of regular Market operations, and in such event the Term shall be extended by a period equal to all or part of the suspension period. During any such suspension period permitted under the provisions of this Section, Lessee's payment obligations under the Lease shall also be suspended except that any sums which have become owing prior to such suspension shall be paid in accordance with the payment schedule. Upon termination of the suspension all payments shall be resumed. Nothing in this Section shall otherwise diminish Lessor's rights under this Lease.

17. Equipment Maintenance and Repair

Lessee shall be responsible for all maintenance and repairs to equipment of any kind which Lessee operates on the leased premises.

18. Other Taxes, Charges and Assessments

Lessee shall pay any taxes levied on the leased premises not specifically provided for herein. Lessee shall pay for Lessee's proportionate share of all other taxes, assessments, special assessments, impact fees and all other impositions of any nature whatsoever which may be levied, assessed or imposed on the leased premises or any part thereof or on any building or improvements situated on the leased premises or levied or assessed on any interest of Lessor during the term of this lease agreement or any extensions or renewals thereof. "Proportionate Share" means the ratio of the total square footage of the leased premises to the total square footage of leasable space in the State Farmer's Market. Lessor shall notify Lessee in writing of all additional charges; stating the amount then due and describing how such amount was derived. Lessee shall remit the stated amount within thirty (30) days of receipt of said notice.

19. Lease Cancellation; Termination for Eminent Domain

The Lessor may cancel this lease upon 60 days written notice to the Lessee. Any request by Lessee for an agreement from Lessor to cancel this lease must be submitted to Lessor, in writing, no less than 30 days prior to the requested cancellation date.

This lease shall stand terminated at any time the State, other governmental or quasi-governmental authority exercises its power of eminent domain and Lessee shall thereupon surrender the premises and be relieved of all future payment.

Rent paid in advance shall be prorated and the balance for any unexpired term returned to the Lessee.

20. Default by Lessee

If any installment of rent shall remain due and unpaid for thirty (30) days, or if Lessee shall violate or default of any of the other covenants, agreements or stipulations of this Lease, Lessor may, at its option, and three (3) days after notice in the case of failure to pay rent, and ten (10) days after notice in the case of the breach of any of the other covenants, if such breach continues unremedied, elect any of the following remedies:

a. Declare the entire balance of the rent for the leased term immediately due and payable by the Lessee;

b. Terminate the Lease and collect whatsoever rent is due and payable by any lawful means whatsoever;

c. Terminate Lessee's right to possession of the premises and enter the premises and remove all persons therein, forcibly or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein as the agent of the Lessee at such price and upon such terms and for such duration of time as Lessor may determine and receive the rent therefor applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor of such reletting, Lessee shall pay any deficiency. Lessee expressly agrees that Lessor acquires rightful possession upon entry if Lessee breaches any covenant of this Lease;

d. Terminate Lessee's right to possession of the premises by summary proceedings and collect any unpaid rent or other moneys due under the Lease. Lessor may collect all money due by Lessee by any lawful means whatsoever.

e. Election of one remedy under the Lease does not preclude any other remedy. All remedies provided in this Lease are in addition to all those available to Lessor by statute or law.

21. Fire Protection

At the inception of this lease, Lessor shall provide required portable fire extinguishers for buildings. Lessee shall maintain the fire protection equipment and provide other equipment required in accordance with fire safety standards. Lessee shall keep portable fire extinguishers fully charged and replace same in case of loss or damage. The building and fire extinguishers shall be available for inspection by the Fire Marshal and Market Manager at all times.

22. Restrictions on Signs and Advertising

No sign, notice, or other advertisement shall be inscribed, painted, affixed, or displayed on any of the leased premises without prior written consent of Lessor. Advertising on the leased premises which is permitted by the Lessor shall be at the sole expense of the Lessee. Lessor may, at Lessee's expense, remove and dispose of any sign not approved, erected, maintained or displayed in conformance with this lease.

23. Time Limitations

Time is of the essence of this Lease and each and every condition, covenant, agreement, and clause herein.

24. Notices

a.1. Notice from the Lessee to the Lessor shall be by leaving the notice at the Office of the Market Manager or by registered or certified mail, return receipt requested, to:

Chief of State Farmers' Markets
407 South Calhoun Street Room 209
Tallahassee, Florida 32399-0800

a.2. Notice shall be complete upon receipt.

b.1. Notice from the Lessor to the Lessee shall be by registered or certified mail, return receipt requested, or by leaving the notice at the leased premises. The address of Lessee for purposes of notice, other than the leased premises, is:

Active Citrus, LLC
3495 S US Hwy 1
Fort Pierce, FL 34982

b.2. Notice shall be complete upon delivery to the leased premises, or delivery or tender of delivery by registered or certified mail to the above address.

25. Rules and Regulations

Lessee shall faithfully observe and strictly comply with any rules and regulations of this Farmers' Market and such other and further reasonable rules and regulations as the Lessor may from time to time promulgate.

26. Laws of Florida Control

This lease shall be construed under the laws of the State of Florida.

27. Severability

Should any provision hereof be found to be void for any reason, the same shall not affect the force and effect of each and every other provision not having been found to be void.

28. Failure to Insist on Strict Compliance/Waivers

The failure by either party to insist on strict compliance with or performance of any provision, covenant, or condition herein shall not be construed as a waiver of such covenant, condition, or provision or of any other covenant, condition, or provision in any other instance.

No waiver of any default of Lessor or Lessee hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor or Lessee shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. A delay or failure to assert rights or a breach of this lease shall not be deemed to be a waiver of such rights either with respect thereto or any subsequent events.

29. Lease Holdover; Tenancy at Will

In the event Lessee remains in possession of the leased premises after the lease expires or is otherwise terminated, Lessor may allow such holdover and the tenancy shall become a tenancy at will. In the event of such holdover, the rent, taxes, and other charges shall be due and payable at the then prevailing rate, apportioned on a monthly basis if payable other than monthly under the expired lease, as the rent, taxes and other charges due under the expired lease. The said rent, taxes, and other charges due shall be due and payable monthly, in advance and in full, on the first day of each and every month of the said tenancy at will. Lessor reserves the right to charge twice the rent otherwise payable pursuant to Chapter 83, Florida Statute.

30. Abandonment

During the term of this lease, or during any time when Lessee is holding over, in the event Lessee fails to pay in full the rent, taxes, and other charges when due, and in the further event that Lessee fails to occupy the leased premises for a period of thirty consecutive days following the date the rent, taxes, and other charges became due, such failure to pay the rent and to occupy the said premises shall constitute abandonment of the leased premises by lessee. In the event of such abandonment, Lessor shall be entitled to all of the rights provided in Sections 83.05 and 83.06, Florida Statutes, including, but not limited to, (a) the right to immediate possession and occupancy of the leased premises, and (b) the right to demand and receive double the amount of rent due, plus all other rights of a Lessor upon abandonment of leased premises provided in Part I, Chapter 83, Florida Statutes.

Abandonment under this provision shall not occur if the rent, taxes, and other charges have been paid in full when due, and are current, regardless of whether the leased premises are occupied.

31. Radon Gas.

Radon is naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.

32. Assignment, Subletting

Lessor may assign this lease to any party. Lessee shall not assign, transfer, convey, encumber, pledge or hypothecate its interest in this lease or enter into any license agreement or sub-lease of the leased premises, in whole or in part, or permit any other firm or person to control the leased premises, in whole or in part, or Lessee's business without the prior written consent of Lessor.

33. Waste or Nuisance

Lessee shall not commit or suffer to be committed any waste in or upon the business and leased premises or any nuisance or other act or thing which may disturb the quiet enjoyment of the Market, or any occupant, lessee, or licensee of facilities in the Market. This provision shall in no way preclude or restrict Lessee in the lawful performance of its obligations to operate the business pursuant to the provisions of this lease. Lessee and Lessee's employees and invitees to the premises shall not consume alcoholic beverages nor consume, use or possess illegal drugs on the Market including the leased premises.

34. Entire Agreement / Binding Effect

a. This lease and any executed addendums represent the entire agreement between the parties and the parties acknowledge and covenant that there are no terms, conditions or representations relative to this lease other than those set forth herein. No term or provision of this lease may be amended, waived, released, discharged or modified in any respect except in writing signed by each of the parties.

b. The parties acknowledge that this lease is binding upon each of them, their respective successors, representatives, and permitted assigns. In entering into this lease, the parties covenant that their decisions to do so have been based fully upon their respective independent research and analysis and not upon any computations, projections or representations made by the other party hereto or any other party or entity. The language in all parts of this lease shall be construed simply, according to its fair meaning, and not strictly for or against either Lessor or Lessee.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the date first written above.

Witnesses: LESSOR:

STATE OF FLORIDA
DEPARTMENT OF AGRICULTURE AND CONSUMER SERVICES

By: ____________________

Title: Director of Administration

Witnesses: LESSEE: Active Citrus, LLC

By: ____________________

Title: Managing Member